Exhibit 99.2

F&G Annuities & Life, Inc. (“F&G”) - An Operating Segment of Fidelity National Financial, Inc. (NYSE:FNF)
Financial Supplement
June 30, 2021
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. F&G is an operating segment of FNF (the Company) and these financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

F&G (formerly NYSE:FG) was acquired by FNF (the "Business Combination") on June 1, 2020 ("Closing Date"). As a result of the Business Combination, F&G delisted from the NYSE and became a subsidiary of FNF. Our financial statement presentation includes the financial statements of F&G and its subsidiaries as a standalone entity ("Pre-Merger") for the periods prior to the completion of the Business Combination, and F&G and its subsidiaries as an operating segment of FNF ("Post-Merger") for periods from and after the Closing Date.

All dollar amounts are presented in millions.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures and are not intended to replace GAAP financial results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner. Refer to the non-GAAP measures reconciliations and definitions within for further information.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Consolidated Financial Highlights

	Three months ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger

Select Income Statement Data:
Net earnings (loss) attributable to common shareholders	82	289	137	38	(39)	19	371

Adjusted net earnings from continuing operations attributable to common shareholders (1)	92	78	128	74	33	40	170

Select Metrics:

Average Assets Under Management ("AAUM") (1)	30,423	29,016	27,864	26,990	26,582	29,285	29,722

Net investment spread (1)	2.95%	2.55%	2.55%	2.62%	3.50%	1.92%	2.75%

(1) Refer to "Non-GAAP Financial Measures Definitions"

Sales Results by Product

The table below provides a summary of sales, which are not affected by the June 1, 2020 Business Combination, and are comparable to prior period data.

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020

Sales
Fixed indexed annuities (FIA)	1,135	1,047	947	815	866	2,182	1,697
Fixed rate annuities (MYGA)	512	467	362	253	47	979	161
Total annuity	1,647	1,514	1,309	1,068	913	3,161	1,858
Index universal life (IUL)	20	15	13	14	12	35	23
Funding agreements (FABN/FHLB)	1,000	125	100	—	—	1,125	100
Flow reinsurance	—	—	37	51	142	—	264
Total Sales	$2,667	$1,654	$1,459	$1,133	$1,067	$4,321	$2,245

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Appendix to Consolidated Financial Highlights
Effective June 1, 2020, certain blocks of business were designated as discontinued operations by FNF. Amounts related to these blocks of business are presented herein as adjustments to key financial metrics, solely for comparison between Pre-Merger and Post-Merger periods. See FNF 10-K/ 10-Q for further discussion on discontinued operations.

	Three months ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger

Select Income Statement Data:
Net earnings (loss) attributable to common shareholders	82	289	137	38	(39)	19	371
Less: discontinued operations [(earnings)/loss]	(6)	(5)	2	28	(5)	(22)	(11)
As adjusted for discontinued operations	76	284	139	66	(44)	(3)	360

Adjusted net earnings from continuing operations attributable to common shareholders (1)	92	78	128	74	33	40	170
Less: discontinued operations [(earnings)/loss]	—	—	—	—	—	8	—
As adjusted for discontinued operations	92	78	128	74	33	48	170
Less: Notable items [(unfavorable)/favorable] (2)	22	12	68	10	8	5	34
As adjusted for discontinued operations and notable items	$70	$66	$60	$64	$25	$43	$136

Select Metrics:

AAUM (1)	30,423	29,016	27,864	26,990	26,582	29,285	29,722
Less: discontinued operations	—	—	—	—	—	(2,236)	—
As adjusted for discontinued operations	30,423	29,016	27,864	26,990	26,582	27,049	29,722

Net investment spread (1)	2.95%	2.55%	2.55%	2.62%	3.50%	1.92%	2.75%
Less: discontinued operations [(earnings)/loss] (3)	—%	—%	—%	—%	—%	0.13%	—%
As adjusted for discontinued operations	2.95%	2.55%	2.55%	2.62%	3.50%	2.05%	2.75%
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Notable items from continuing operations. For full list of notable items, refer to page 8 "Notable Items"
(3) Subsequent to the release of the Quarterly Financial Supplement dated August 4, 2020, management identified an immaterial adjustment that was needed to reflect the correct amount in the prior period. The period affected was the two months ended May 31, 2020

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Condensed Consolidated Balance Sheets

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger
Assets
Investments:
Fixed maturity securities available for sale, at fair value, net of allowance for credit losses of $7 at June 30, 2021	$27,616	$25,768	$25,499	$24,218	$23,014
Preferred securities, at fair value	882	908	965	917	875
Equity securities, at fair value	176	141	82	54	54
Derivative investments	691	542	548	381	333
Mortgage loans, net of allowance for credit losses of $34 at June 30, 2021	2,794	2,374	2,031	1,614	1,749
Investments in unconsolidated affiliates (a)	1,667	1,281	1,156	1,125	1,045
Other long-term investments	448	447	449	438	432
Short-term investments	356	72	456	34	38
Total investments	$34,630	$31,533	$31,186	$28,781	$27,540
Cash and cash equivalents	1,016	995	889	1,014	909
Trade and notes receivables	11	11	10	2	2
Reinsurance recoverable, net of allowance for credit losses of $20 at June 30, 2021 (a)	3,297	3,404	3,174	3,152	3,182
Goodwill (a)	1,756	1,751	1,751	1,731	1,725
Prepaid expenses and other assets	415	470	413	448	381
Lease assets	8	8	8	7	8
Other intangible assets, net (a)	2,060	2,061	1,918	1,956	2,060
Property and equipment, net	13	13	11	7	2
Income taxes receivable	—	—	15	19	24
Deferred tax asset (a)	51	130	44	107	180
Assets of discontinued operations	—	311	327	2,618	2,502
Total assets	$43,257	$40,687	$39,746	$39,842	$38,515
(a) These line items included adjustments that were recorded during the remeasurement period subsequent to the June 1, 2020 acquisition. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending September 30, 2020: Investment in unconsolidated affiliates, $31, Goodwill, $6, Other intangible assets, net, ($37), and Deferred tax asset, $3. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending December 31, 2020: Goodwill, $20, Other intangible assets, net, ($56), Reinsurance recoverable, $47, and Deferred tax asset, $10. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending June 30, 2021: Reinsurance recoverable, ($289), Goodwill, $5, Other intangible assets, net, $61, and Deferred tax asset, $1.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Condensed Consolidated Balance Sheets (continued)
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger
Liabilities and Shareholders' Equity
Contractholder funds (a)	$32,166	$29,592	$28,718	$27,488	$26,628
Future policy benefits (a)	3,670	3,959	4,010	4,048	4,092
Accounts payable and accrued liabilities (a)	1,276	1,368	1,174	1,056	983
Income taxes payable	17	5	—	—	—
Notes payable	589	589	589	589	589
Funds withheld for reinsurance liabilities	1,271	1,026	806	814	817
Lease liabilities	14	14	14	12	13
Liabilities of discontinued operations	—	339	361	2,462	2,347
Total liabilities	$39,003	$36,892	$35,672	$36,469	$35,469

Shareholders' equity:
Additional paid-in-capital	2,746	2,744	2,741	2,739	2,737
Retained earnings (accumulated deficit)	507	425	136	(1)	(39)
Accumulated other comprehensive income (loss)	1,001	626	1,197	635	348
Total shareholders' equity	$4,254	$3,795	$4,074	$3,373	$3,046
Total liabilities and shareholders' equity	$43,257	$40,687	$39,746	$39,842	$38,515
(a) Contractholder funds included a $3 adjustment that was recorded as of the opening balance sheet at June 1, 2020 during the quarter ending September 30, 2020; Contractholder funds, Future policy benefits, and Accounts payable and accrued liabilities included ($5), ($7), and $33 adjustments as of the opening balance sheet at June 1, 2020, respectively, during the quarter ending December 31, 2020; Additionally, Future policy benefits and Accounts payable and accrued liabilities included ($228) and $6 adjustments as of the opening balance sheet at June 1, 2020, respectively, during the quarter ending June 30, 2021

Reconciliation of Total Shareholders' Equity to Total Shareholders' Equity Excluding AOCI

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger
Total shareholders' equity	$4,254	$3,795	$4,074	$3,373	$3,046
AOCI	1,001	626	1,197	635	348
Total shareholders' equity excluding AOCI (1)	$3,253	$3,169	$2,877	$2,738	$2,698
(1) Refer to "Non-GAAP Financial Measures Definitions"

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)
Condensed Consolidated Statements of Operations

	Three months ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger
Revenues:
Life insurance premiums and other fees (a)	$62	$64	$58	$60	$20	$52	$126
Interest and investment income	487	373	327	305	111	111	860
Recognized gains and losses, net	253	102	282	77	(7)	257	355
Total revenues	802	539	667	442	124	420	1,341
Benefits and expenses:
Benefits and other changes in policy reserves	575	(26)	460	251	155	356	549
Personnel costs	32	29	33	23	9	15	61
Other operating expenses	26	28	30	33	12	40	54
Depreciation and amortization	65	144	64	56	3	1	209
Interest expense	7	8	8	7	3	5	15
Total benefits and expenses	705	183	595	370	182	417	888

Pre-tax earnings (loss) from continuing operations	97	356	72	72	(58)	3	453
Income tax expense	(21)	(72)	67	(6)	14	16	(93)
Net earnings (loss) from continuing operations	76	284	139	66	(44)	19	360
Earnings from discontinued operations, net of tax	6	5	(2)	(28)	5	—	11
Net earnings (loss) attributable to common shareholders	$82	$289	$137	$38	$(39)	$19	$371
(a) Included within "Escrow, title-related and other fees" in FNF 10-K/ 10-Q

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (1)

	Three Months Ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger
Net earnings (loss) from continuing operations	$76	$284	$139	$66	$(44)	$19	$360
Non-GAAP adjustments (1):
Recognized (gains) and losses, net	(63)	(82)	(76)	(15)	46	68	(145)
Indexed product related derivatives	75	(185)	54	14	43	(28)	(110)
Purchase price amortization	6	7	7	7	2	—	13
Transaction costs and other non-recurring items	2	2	4	10	7	4	4
Income taxes on non-GAAP adjustments	(4)	52	—	(8)	(21)	(23)	48
Adjusted net earnings from continuing operations attributable to common shareholders (1)	$92	$78	$128	$74	$33	$40	$170

Notable Items
Each quarterly reporting period, we identify notable items that help explain the trends in our Net earnings (loss) from continuing operations attributable to common shareholders and Adjusted net earnings (loss) from continuing operations attributable to common shareholders as we believe these items provide further clarity to the financial performance of the business.

	Three Months Ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger
Adjusted net earnings from continuing operations attributable to common shareholders (1)	$92	$78	$128	$74	$33	$40	$170
Notable items [(unfavorable)/favorable]
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (a)	3	7	—	10	4	6	10
Assumption review and unlocking (b)	8	—	—	—	—	(4)	8
Other notable items (c)	11	5	68	—	4	3	16
(1) Refer to "Non-GAAP Financial Measures Definitions"
(a) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(b) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations.
(c) Costs incurred during research and exploration of potential merger or acquisition of a business or a group of insurance policies via asset acquisition or (inforce) reinsurance agreement, bond prepayment income, changes in tax valuation, and other net activity.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Adjusted Net Earnings Statement (1)

	Three Months Ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger
Revenues:
Life insurance premiums and other fees (a)	$62	$64	$61	$60	$20	$42	$126
Interest and investment income (b)	377	333	315	314	120	200	710
Recognized gains and losses, net (c)	—	—	—	(1)	1	22	—
Total revenues	439	397	376	373	141	264	836
Benefits and expenses:
Benefits and other changes in policy reserves (d)	214	188	202	177	62	131	402
Personnel costs	32	29	33	23	9	15	61
Other operating expenses (e)	24	26	25	23	6	37	50
Depreciation and amortization (f)	46	48	46	56	21	32	94
Interest expense	7	8	8	7	3	5	15
Total benefits and expenses	323	299	314	286	101	220	622

Pre-tax earnings (loss) from continuing operations	116	98	62	87	40	44	214
Income tax expense	(24)	(20)	66	(13)	(7)	(4)	(44)
Adjusted net earnings from continuing operations attributable to common shareholders (1)	$92	$78	$128	$74	$33	$40	$170
Notable items included in adjusted net earnings attributable to common shareholders (2)	$22	$12	$68	$10	$8	$5	$34

(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Refer to page 8 "Notable Items" for further detail of notable items.
(a) Life insurance premiums and other fees are included within "Escrow, title-related and other fees" in FNF 10-K/ 10-Q, and have been adjusted here to remove the effect of cost of reinsurance.
(b) Interest and investment income has been adjusted to remove the market volatility on the alternative investment portfolio.
(c) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.
(d) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance, and changes in the SOP 03-1 reserve resulting from the adjustments above, as applicable.
(e) Other operating expenses have been adjusted to remove the effects of transaction costs.
(f) Depreciation and amortization has been adjusted to remove the impact on DAC, VOBA, and DSI of the adjustments above, as applicable, and purchase price amortization.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)
Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody's
Holding Company Ratings
F&G Annuities & Life, Inc. (formerly known as FGL Holdings)
Issuer Credit / Default Rating	Not Rated	BBB-	BBB	Ba2
Outlook		Stable	Stable	Stable
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	BBB	Ba1
Outlook		Stable	Stable	Stable
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	BBB	Not Rated
Outlook	Stable	Stable	Stable
Senior Unsecured Notes	bbb-	BBB	BBB	Baa2
Outlook	Stable			Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	A-	A-	Baa1
Outlook	Stable	Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	A-	A-	Not Rated
Outlook	Stable	Stable	Stable
F&G Life Re Ltd
Financial Strength Rating	Not Rated	A-	A-	Baa1
Outlook		Stable	Stable	Stable
F&G Cayman Re Ltd
Financial Strength Rating	Not Rated	Not Rated	A-	Not Rated
Outlook			Stable

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Total Product Net Investment Spread
	Three Months Ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger
Net investment income	$487	$373	$327	$305	$111	$111	$860
AAUM (1)	30,423	29,016	27,864	26,990	26,582	29,285	29,722
Yield on AAUM (1)	6.40%	5.15%	4.69%	4.52%	5.01%	2.27%	5.79%
Alternative investment yield adjustment (1)	(1.43)%	(0.56)%	(0.17)%	0.13%	0.41%	1.83%	(1.01)%
Adjusted Yield on AAUM (1)	4.97%	4.59%	4.52%	4.65%	5.42%	4.10%	4.78%

Interest credits	$73	$74	$67	$67	$21	$53	$147
Option & futures costs	70	65	63	64	19	43	135
Total interest credited and option costs	$143	$139	$130	$131	$40	$96	$282
Average account value	28,273	27,252	26,450	25,688	25,330	26,463	27,762
Interest credited & option cost	2.02%	2.04%	1.97%	2.03%	1.92%	2.18%	2.03%
Net investment spread (1)	2.95%	2.55%	2.55%	2.62%	3.50%	1.92%	2.75%
(1) Refer to "Non-GAAP Financial Measures Definitions" for further details.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

FIA Net Investment Spread
	Three Months Ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger
Net investment income (1)	$377	$276	$235	$215	$69	$51	$653
AAUM (2)	20,896	20,217	19,097	18,312	18,267	18,623	20,551
Yield on AAUM (1) (2)	7.22%	5.46%	4.92%	4.70%	4.53%	1.64%	6.35%
Alternative investment yield adjustment (2)	(2.20)%	(0.81)%	(0.25)%	0.20%	0.59%	2.67%	(1.52)%
Adjusted Yield on AAUM (1) (2)	5.02%	4.65%	4.67%	4.90%	5.12%	4.31%	4.83%

Interest credits	$13	$15	$13	$14	$4	$8	$28
Option & futures costs	70	65	63	64	19	43	135
Total interest credited and option costs	$83	$80	$76	$78	$23	$51	$163
Average account value	19,842	19,028	18,442	17,948	17,688	17,501	19,443
Interest credited & option cost	1.67%	1.67%	1.65%	1.73%	1.59%	1.76%	1.68%
Net investment spread (1) (2)	3.35%	2.98%	3.02%	3.17%	3.53%	2.55%	3.15%

(1) In December 2020, we restated prior period FIA net investment spread to reflect immaterial updates to FIA net investment income amounts. There was no impact to total product net investment spread amounts.
(2) Refer to "Non-GAAP Financial Measures Definitions" for further details.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Average Assets Under Management Rollforward

	Three Months Ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger
AAUM at beginning of period (1)	$29,016	$27,864	$26,990	$26,582	$26,529	$28,924	$27,322
Net new business sales	1,668	1,197	874	408	53	361	2,553
Net reinsurance transactions and other	(261)	(45)	—	—	—	—	(153)
AAUM at end of period	$30,423	$29,016	$27,864	$26,990	$26,582	$29,285	$29,722
(1) Beginning balance for June 30, 2020 represents assets under management at June 1, 2020 and reflects $2.3 billion decrease from the exclusion of discontinued operations and $0.5 billion decrease from purchase accounting mark-to-market effect as compared to the May 31, 2020 ending balance.

Annuity Account Balance Rollforward (a)

	Three Months Ended				One month ended	Two months ended	Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	May 31, 2020	June 30, 2021
	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Post-Merger	Pre-Merger	Post-Merger
Account balances at beginning of period:	$23,803	$22,992	$22,106	$21,442	$21,332	$20,999	$22,992
Net deposits	1,390	1,265	1,305	1,046	245	675	2,655
Surrenders, withdrawals, deaths, etc.	(628)	(585)	(533)	(482)	(161)	(381)	(1,213)
Net flows	762	680	772	564	84	294	1,442

Premium and interest bonuses	21	18	20	17	4	12	39
Fixed interest credited and index credits	225	148	131	114	29	50	373
Guaranteed product rider fees	(37)	(35)	(37)	(31)	(7)	(23)	(72)
Account balance at end of period	$24,774	$23,803	$22,992	$22,106	$21,442	$21,332	$24,774
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	June 30, 2021
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$420	$2,343
0.0% < 2.0%	6	138
2.0% < 4.0%	25	645
4.0% < 6.0%	488	1,543
6.0% < 8.0%	1,821	2,465
8.0% < 10.0%	1,751	5,648
10.0% or greater	1	7,480
	$4,512	$20,262

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	June 30, 2021
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$488	$1,366
0.0% - 1.0%	566	1,320
1.0% - 2.0%	1,440	15
2.0% - 3.0%	2,018	—
Allocated to index strategies	—	17,561
	$4,512	$20,262

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	June 30, 2021			December 31, 2020
	Post-Merger			Post-Merger
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$739	$739	2%	$45	$45	—%
United States Government sponsored entities	92	93	—%	105	106	—%
United States municipalities, states and territories	1,303	1,372	4%	1,243	1,309	4%
Foreign Governments	132	138	—%	128	140	—%
Corporate securities:
Finance, insurance and real estate	4,314	4,567	13%	4,267	4,572	15%
Manufacturing, construction and mining	808	881	3%	839	936	3%
Utilities, energy and related sectors	2,560	2,699	8%	2,532	2,762	9%
Wholesale/retail trade	2,094	2,235	6%	1,900	2,106	7%
Services, media and other	2,782	2,935	8%	2,568	2,793	9%
Hybrid securities	853	932	3%	888	963	3%
Non-agency residential mortgage-backed securities	670	696	2%	677	694	2%
Commercial mortgage-backed securities	2,497	2,925	9%	2,468	2,806	9%
Asset-backed securities	2,848	2,925	9%	1,920	1,999	6%
CLO securities	4,255	4,479	13%	4,021	4,268	14%
Alternative investments:
Private equity	808	807	2%	614	614	2%
Real assets	298	304	1%	280	288	1%
Credit	556	556	2%	254	254	1%
Equity securities	959	1,058	3%	959	1,047	3%
Commercial mortgage loans	1,585	1,614	5%	903	926	3%
Residential mortgage loans	1,208	1,180	3%	1,128	1,123	4%
Other (primarily derivatives and company owned life insurance)	858	1,139	3%	815	997	4%
Short term investments	356	356	1%	456	456	1%
Total (a)	$32,575	$34,630	100%	$29,010	$31,204	100%
(a) Asset duration of 6.4 years and 6.8 years vs. liability duration of 7.3 years and 6.7 years for the periods ending June 30, 2021 and December 31, 2020, respectively.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Credit Quality of Fixed Maturity Securities

	June 30, 2021
NAIC Designation	Fair Value	Percent
1	$14,152	51%
2	10,823	39%
3	1,740	6%
4	713	3%
5	144	1%
6	44	—%
	$27,616	100%

	June 30, 2021
Rating Agency Rating	Fair Value	Percent
AAA	$1,228	4%
AA	1,899	7%
A	7,024	25%
BBB	9,701	35%
Not rated	5,224	19%
Total investment grade	25,076	90%
BB	1,519	6%
B and below	601	2%
Not rated	420	2%
Total below investment grade	2,540	10%
	$27,616	100%

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	June 30, 2021
Total by collateral type	Amortized Cost	Fair Value
Government agency	$110	$111
Prime	505	529
Subprime	64	64
Alt-A	84	85
	$763	$789

	June 30, 2021
Total by NAIC designation	Amortized Cost	Fair Value
1	$733	$758
2	16	17
3	8	8
4	5	5
5	1	1
	$763	$789

Top 5 Reinsurers

		June 30, 2021
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
Wilton Re	$1,378	A+	not rated	A+	not rated
Kubera Insurance (SAC) Ltd	794	not rated	not rated	not rated	not rated
Aspida Life Re Ltd	488	A-	not rated	BBB	not rated
Security Life of Denver	104	not rated	A-	A-	Baa1
London Life Reinsurance Co.	103	A+	not rated	not rated	not rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)
Non-GAAP Financial Measures Definitions
The following represents the definitions of non-GAAP measures used by F&G, as an operating segment of FNF:

Adjusted Net Earnings
Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) from continuing operations to eliminate:
(i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses, recognized in operations; the impact of market volatility on the alternative asset portfolio; and the effect of changes in fair value of the reinsurance related embedded derivative;
(ii) Indexed product related derivatives: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost;
(iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (VODA)) recognized as a result of acquisition activities; and
(iv) Transaction costs: the impacts related to acquisition, integration and merger related items.

Adjustments to Adjusted net earnings are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

Adjusted Net Earnings from Continuing Operations Attributable to Common Shareholders

Adjusted Net Earnings from continuing operations attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. Adjusted net earnings from continuing operations attributable to common shareholders is calculated by adjusting net earnings (loss) available to common shareholders to eliminate the same items as described in the Adjusted Net Earnings paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

Total Shareholders’ Equity Excluding AOCI

Total Shareholders’ Equity Excluding AOCI is based on Total Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on Total Shareholders' equity.

Average Assets Under Management (AAUM)

AAUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) the net payable/receivable for the purchase/sale of investments, and

F&G - An Operating Segment of FNF
Financial Supplement - June 30, 2021
(All periods are unaudited)

Non-GAAP Financial Measures Definitions (continued)

(v) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

Yield on AAUM

Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Alternative Investment Yield Adjustment

Alternative investment yield adjustment is the current period yield impact of market volatility on the alternative investment portfolio. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Adjusted Yield on AAUM

Adjusted Yield on AAUM is calculated by dividing annualized net investment income by AAUM, plus or minus the alternative investment yield adjustment. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread

Net investment spread is the excess of net investment income, adjusted for market volatility on the alternative asset investment portfolio, earned over the sum of interest credited to policyholders and the cost of hedging our risk on indexed product policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.